UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2012, Sagent Pharmaceuticals, Inc. (the “Company” or “we”) held our annual meeting of stockholders in Hoffman Estates, Illinois, at which four proposals were presented to the Company’s stockholders for consideration. The four proposals, each of which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 13, 2012 (the “Proxy Statement”), were: (1) to elect as the Class I director the nominee named in the Proxy Statement; (2) to ratify the retention of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (3) to hold an advisory vote to approve the compensation of the Company’s named executive officers; and (4) to hold an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. A total of 25,244,260 shares, or 90.41%, of our issued and outstanding shares of common stock as of March 26, 2012, were represented in person or by proxy at the annual meeting. The final results for each of the matters submitted to a stockholder vote at the annual meeting are as follows:

Proposal 1.

Our stockholders elected the Class I director named below to serve a three-year term until our 2015 annual meeting of stockholders or until his successor has been duly elected and qualified, or until his earlier resignation, removal or death. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Jeffrey M. Yordon	21,311,938	0	396,892	3,535,430

Proposal 2.

Our stockholders ratified the retention of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The votes regarding this proposal were as follows:

For	Against	Abstain
25,232,028	12,132	100

Proposal 3.

Our stockholders approved, in an advisory vote, the compensation of our named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
19,765,655	1,942,732	443	3,535,430

Proposal 4.

Our stockholders voted, in an advisory vote, regarding the frequency of future advisory votes on the compensation of our named executive officers. The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
19,621,674	764,096	1,322,960	100	3,535,430

In accordance with our stockholders’ recommendation, our Board of Directors has decided to include an advisory stockholder vote on executive compensation in our proxy materials every year until the next required advisory vote on the frequency of future stockholder advisory votes to approve the compensation of our named executive officers, which will occur no later than our annual meeting of stockholders in 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: May 31, 2012		/S/ MICHAEL LOGERFO
	Name:	Michael Logerfo
Executive Vice President, Chief Legal Officer and Corporate
	Title:	Secretary